UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007

TOWER TECH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

101 South 16th Street, P.O. Box 1957

Manitowoc, Wisconsin 54221-1957

(Address of Principal Executive Offices)  (Zip Code)

(920) 684-5531

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated October 19, 2007, filed by Tower Tech Holdings Inc. (the “Company”) with the Securities and Exchange Commission on October 24, 2007 (the “Closing 8-K”), announcing the completion of its acquisition of all of the outstanding stock of Brad Foote Gear Works, Inc., an Illinois-based manufacturer of gearing systems for the wind turbine, oil and gas and energy-related industries (“Brad Foote”). The information previously reported in the Closing 8-K is hereby incorporated by reference into this Form 8-K/A. This Form 8-K/A amends Item 9.01 of the Original 8-K to provide financial statements and pro forma financial statements related to the Brad Foote acquisition within 71 calendar days after October 19, 2007 pursuant to Items 9.01(a)(4) and 9.01(b)(2).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements are included in this Current Report on Form 8-K/A:

(a) Financial Statements of Business Acquired.

1.                         Audited Financial Statements of Brad Foote Gear Works, Inc. for the years ended December 31, 2006, December 31, 2005 and December 31, 2004, attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

2.                         Unaudited Consolidated Condensed Financial Statements of Brad Foote Gear Works, Inc. as of September 30, 2007 and for the nine months ended September 30, 2007 and September 30, 2006, attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

1.                         Unaudited Combined Condensed Pro Forma Income Statement for the fiscal year ended December 31, 2006 and Unaudited Combined Condensed Pro Forma Financial Statements as of and for the nine months ended September 30, 2007, attached as Exhibit 99.3 to this Current Report on Form 8-K.

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits.

2.1                   Stock Purchase Agreement dated August 22, 2007 among the Company, Brad Foote Gear Works, Inc. and the shareholders of Brad Foote Gear Works, Inc. — incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed August 24, 2007

99.1             Audited Financial Statements of Brad Foote Gear Works, Inc. for the years ended December 31, 2006, December 31, 2005 and December 31, 2004

99.2             Unaudited Consolidated Condensed Financial Statements of Brad Foote Gear Works, Inc. as of September 30, 2007 and for the nine months ended September 30, 2007 and September 30, 2006

99.3             Unaudited Combined Condensed Pro Forma Income Statements for the fiscal year ended December 31, 2006 and Unaudited Combined Condensed Pro Forma Financial Statements as of and for the nine months ended September 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2008

TOWER TECH HOLDINGS INC.

/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Tower Tech Holdings Inc.

Form 8-K Current Report

Exhibit Number	Description

2.1

Stock Purchase Agreement dated August 22, 2007 among the Company, Brad Foote Gear Works, Inc. and the shareholders of Brad Foote Gear Works, Inc. — incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed August 24, 2007

99.1	Audited Financial Statements of Brad Foote Gear Works, Inc. for the years ended December 31, 2006, December 31, 2005 and December 31, 2004

99.2	Unaudited Consolidated Condensed Financial Statements of Brad Foote Gear Works, Inc. as of September 30, 2007 and for the nine months ended September 30, 2007 and September 30, 2006

99.3

Unaudited Combined Condensed Pro Forma Income Statements for the fiscal year ended December 31, 2006 and Unaudited Combined Condensed Pro Forma Financial Statements as of and for the nine months ended September 30, 2007